UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

              Pursuant to Section 13 or 15 (d) of the
                 Securities Exchange Act of 1934


                     Date of Report (Date of earliest event reported):
                               September 12, 2005
                               ------------------


                          FOODARAMA SUPERMARKETS, INC.
        ---------------------------------------------------------------
        (Exact name of registrant as specified in charter)


   New Jersey                  1-5745-1       21-0717108
---------------------------------------------------------------
(State or other jurisdiction  (Commission     (IRS Employer
   of incorporation)           File Number) Identification No.)


Building 6, Suite 1, 922 Highway 33, Freehold, New Jersey 07728 (Address of principal executive offices) (Zip code)


Registrant's telephone number, including area code:(732)462-4700


                                 Not Applicable
----------------------------------------------------------------------------
     (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):


[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2-Financial Information
-------------------------------

Item 2.02. Results of Operations and Financial Condition.
---------------------------------------------------------

         On September 12, 2005 Foodarama Supermarkets, Inc. issued a press release announcing its consolidated financial results for its third quarter ended July 30, 2005. A copy of the press release is furnished as Exhibit 99.1 to this current report.

      The information furnished under Item 2.02 of this current report, including Exhibit 99.1 hereto, shall not be deemed "filed" for purposes of
Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.


Section 9-Financial Statements and Exhibits
-------------------------------------------

Item 9.01. Financial Statements and Exhibits.
--------------------------------------------

         (c)Exhibits:

Exhibit No.       Description
----------        -----------

      99.1 Press Release, dated September 12, 2005, of Foodarama Supermarkets, Inc.
                  Re: Consolidated Financial Results

                              SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                          FOODARAMA SUPERMARKETS, INC.
                          ----------------------------
                                  (REGISTRANT)


                            By: /S/ Michael Shapiro
                                -------------------
                                Michael Shapiro
                                Senior Vice President
                                Chief Financial Officer


Date: September 14, 2005

                                  EXHIBIT INDEX


Exhibit No.       Description
----------        -----------


99.1     Press Release, dated September 12, 2005, of
         Foodarama Supermarkets, Inc. Re: Consolidated
         Financial Results

                                                                  EXHIBIT 99.1

                                          Foodarama Supermarkets, Inc.
                                          Building 6, Suite 1
                                          922 Highway 33
                                          Freehold,  N.J. 07728

                                          CONTACT:    Michael Shapiro
                                                      Senior Vice President
                                                      Chief Financial Officer
                                                      (732) 294-2270



FOR IMMEDIATE RELEASE

FOODARAMA SUPERMARKETS, INC. REPORTS
THIRD QUARTER AND NINE MONTHS  RESULTS


      Freehold, N.J., September 12, 2005 -- Foodarama Supermarkets, Inc. (ASE-FSM) today announced that sales for the 13 weeks ended July 30, 2005 totaled $304,462,000, compared to $302,799,000 in the prior year period. Same store sales from the twenty four stores operated in both periods decreased 1.0% period to period. The decrease was primarily due to the effect of competitive store openings and the impact from the opening of a new Foodarama location on several of its existing stores, partially offset by comparable store sales increases in locations not affected by competitive openings. Sales for the current quarter included the operations of new locations in Aberdeen, New Jersey opened in May 2004 as well as the location in Bordentown, New Jersey purchased from Wakefern Food Corporation in June 2004. The location in Aberdeen replaced an older, smaller store in the same location.

      In the current quarter net income was $553,000 or $.54 per diluted share. The Company's earnings before interest, taxes, depreciation and amortization ("EBITDA") for the third quarter ended July 30, 2005 were $11,196,000.

      For the thirteen weeks ended July 31, 2004 net income was $496,000 or $.48 per diluted share. The Company's EBITDA for the third quarter ended July 31, 2004 were $10,756,000.

      Sales for the 39 weeks ended July 30, 2005 were $914,086,000 compared to $875,335,000 in the prior year period. Same store sales from the twenty three stores operated in both periods decreased 1.4% period to period. The decrease was primarily due to the effect of competitive store openings and the impact from the opening of the new Foodarama locations on several of its existing stores, partially offset by comparable store sales increases in locations not affected by competitive openings. Sales for the current 39 week period included the operations of the new Lawrenceville and Aberdeen, New Jersey locations as well as the location in Bordentown, New Jersey. The Lawrenceville store opened in April 2004.

      For the 39 weeks ended July 30, 2005 the Company reported net income of $860,000 or $.83 per diluted share. The Company's EBITDA for the nine months ended July 30, 2005 were $32,228,000.

      For the 39 weeks ended July 31, 2004 net income was $2,692,000 or $2.62 per diluted share. The Company's EBITDA for the nine months ended July 31, 2004 were $31,666,000.

      EBITDA is presented because management believes that EBITDA is a useful supplement to net income and other measurements under accounting principles generally accepted in the United States since it is a meaningful measure of a company's performance and ability to meet its future debt service requirements, fund capital expenditures and meet working capital requirements. EBITDA is not a measure of financial performance under accounting principles generally accepted in the United States and should not be considered as an alternative to (i) net income (or any other measure of performance under generally accepted accounting principles) as a measure of performance or (ii) cash flows from operating, investing or financing activities as an indicator of cash flows or as a measure of liquidity. The following table reconciles reported net income to EBITDA:



                           Thirteen Weeks Ended         Thirty Nine Weeks Ended
                           --------------------         -----------------------
                      July 30, 2005  July 31, 2004  July 30, 2005  July 31, 2004
                      -------------  -------------  -------------  -------------

Net income           $   553,000      $   496,000     $   860,000  $  2,692,000
Add:
 Interest expense, net 4,547,000        4,224,000      13,777,000    11,798,000
 Income tax provision    339,000          304,000         528,000     1,651,000
 Depreciation          5,495,000        5,580,000      16,487,000    15,146,000
 Impairment loss         163,000                -         163,000             -
 Amortization             99,000          152,000         413,000       379,000
                     -----------      -----------     -----------  ------------
EBITDA               $11,196,000      $10,756,000     $32,228,000   $31,666,000
                     ===========      ===========     ===========   ===========

                       FOODARAMA SUPERMARKETS, INC. AND SUBSIDIARIES Consolidated Operating Highlights (Unaudited)




For the 13 Weeks Ended                     July 30, 2005          July 31, 2004
----------------------                     -------------          -------------


Sales.............................        $ 304,462,000          $ 302,799,000
Net income .......................              553,000                496,000
Net income per diluted share......                 $.54                   $.48
Average shares outstanding........            1,027,862              1,038,041
EBITDA............................        $  11,196,000          $  10,756,000



For the 39 Weeks Ended                    July 30, 2005         July 31,  2004
----------------------                    -------------         --------------

Sales.............................        $ 914,086,000          $ 875,335,000
Net income........................              860,000              2,692,000
Net income per diluted share......                 $.83                  $2.62
Average shares outstanding........            1,031,904              1,027,760
EBITDA............................        $  32,228,000         $   31,666,000